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                                                                    EXHIBIT 2.S

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that Eric S. Schwartz, as Trustee of Automatic Common Exchange Security Trust II (the "Trust") does hereby make, constitute and appoint Paul S. Efron, Lynn M. Swanson, Tuan Lam and Tara E. Connolly of 85 Broad Street, New York, New York his true and lawful attorneys, to execute and deliver in his name as Trustee of the Trust and on behalf of the Trust, the Registration Statement on Form N-2 and the New York Stock Exchange Listing Application for the Trust Automatic Common Exchange Securities (the "Securities") of the Trust and any other documents pertaining to the registration of the Securities and such listing application, giving and granting unto said attorneys-in-fact full power and authority to act in the premises as fully and to all intents and purposes as Eric S. Schwartz might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact shall fully do or cause to be done by virtue hereof.

I hereby acknowledge and declare that the said Paul S. Efron, Lynn M. Swanson, Tuan Lam and Tara E. Connolly attorneys-in-fact for Eric S. Schwartz, constituted by these present, are hereby directed and authorized to sign such documents and any other instruments or paper necessary or proper in connection with the exercise of the powers conferred on them by these presents with the signature of said attorneys-in-fact, in the form and chirography as follows:

Paul Efron                              /s/ Paul Efron
                                        ------------------------------

Lynn M. Swanson                         /s/ Lynn M. Swanson
                                        ------------------------------

Tuan Lam                                /s/ Tuan Lam
                                        ------------------------------

Tara E. Connolly                        /s/ Tara E. Connolly
                                        ------------------------------

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents this 27th day of May, 1997.

 /s/ Eric S. Schwartz
--------------------------
     Eric S. Schwartz



As Trustee of Automatic Common Exchange Security Trust II